SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2014

PRIVILEGED WORLD TRAVEL CLUB, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54732	45-5312769
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

1 Blackfield Drive, Tiburon, CA 94920

(Address of Principal Executive Offices and Zip Code)

(415) 888-2478

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Due to its recently reported change in independent public accountants, the Company’s Form 10-K Annual Report for the fiscal year ended December 31, 2013 will not be filed by April 15, 2014.

On March 5, 2014, the Company's former independent auditor Kenne Ruan, CPA, P.C. notified the Company of his resignation. On March 10, 2014, the Company retained Cutler & Co., LLC as its principal independent auditor.

Incidentally with the change of auditing firms, the Company filed Form 8-K with the Commission on March 12, 2014. In conjunction with the retention of Cutler & Co., LLC, the Company also retained new accounting staff to help prepare the financial statements for the year ended December 31, 2013. The Company intends to file its Annual Report as soon as possible after its audit is complete.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Index:

Exhibit Number	Description
EX – 99.1	Press Release dated April 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVILEGED WORLD TRAVEL CLUB, INC. (Registrant)

Date: April 15, 2014

/s/ Gregory Lykiardopoulos

Gregory Lykiardopoulos

Chief Executive Officer

(Principal Executive Officer)

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